Pilgrim America Prime Rate Trust








                                 ANNUAL REPORT
                               FEBRUARY 28, 1998

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                        Pilgrim America Prime Rate Trust



                                 ANNUAL REPORT

                               February 28, 1998

                                   --==o==--

                               Table of Contents

               Letter to Shareholders ....................   2

               Shareholder Letter Footnotes ..............  11

               Statistics and Performance ................  13

               Performance Footnotes .....................  15

               Additional Notes and Information ..........  16

               Portfolio of Investments ..................  17

               Statement of Assets and Liabilities........  24

               Statement of Operations ...................  25

               Statements of Changes in Net Assets .......  26

               Statement of Cash Flows ...................  27

               Financial Highlights ......................  28

               Notes to Financial Statements .............  30

               Report of Independent Auditors ............  35

               Tax Information ...........................  36

               Fund Advisor and Agents ...................  37

                                   --==o==--


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                                       1
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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Dear Fellow Shareholders:

The objective of the Trust is to provide shareholders with a high level of current income consistent with the preservation of capital. Lipper Analytical Services, Inc. ("Lipper") calculates and ranks total returns by examining these objectives in relation to other funds which invest in senior floating rate loans. Once again, Lipper has ranked the Trust first in the Loan Participation Funds category among seven, six and five funds for the respective one, three and five-year periods ended February 28, 1998.(1)

During the fiscal year, the Trust declared distributions to shareholders totaling $0.8533 per share. In relation to the average month-end net asset value ("NAV") per share, this is equivalent to 9.08% per annum (Chart One). Based on the average of the closing prices of the Trust's stock at each month-end, the yield was equivalent to 8.41% per annum. By comparison, the Prime Rate was 8.50% throughout the year, and 60-day LIBOR averaged 5.66%.

                            FISCAL 1998 PERFORMANCE

                               PRIME
            MONTH               RATE          PRIME          60-DAY
            ENDED             TRUST(2)       RATE(3)        LIBOR(4)
            -----             --------       -------        --------

           03/31/97            8.678%         8.500%         5.660%
           04/30/97            8.857%         8.500%         5.688%
           05/31/97            8.687%         8.500%         5.688%
           06/30/97            8.976%         8.500%         5.653%
           07/31/97            8.740%         8.500%         5.594%
           08/31/97            8.705%         8.500%         5.625%
           09/30/97            8.866%         8.500%         5.625%
           10/31/97            8.705%         8.500%         5.688%
           11/30/97            8.876%         8.500%         5.840%
           12/31/97            8.852%         8.500%         5.691%
           01/31/98            8.724%         8.500%         5.508%
           02/28/98            8.653%         8.500%         5.605%


                                    CHART ONE

The Trust's month-end NAV ranged between $9.43 and $9.31 during the year. The variation, which is greater than normal, is attributable in part to our efforts to reduce the level of non-performing assets in the portfolio. On February 28, 1997, non-performing assets were 1.86% of total assets compared to 0.97% on February 28, 1998. The manager believes that this reduction in non-performing assets is, in general, beneficial to shareholders. The present composition of non-performing assets will be discussed later in this letter.
                                       2
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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MARKET PERFORMANCE

Of particular note this year has been the stock price performance of the Trust. The Trust's shares have traded above NAV during fiscal 1998. Chart Two illustrates market price in relation to NAV during the past year and the discount or premium to NAV.

                            MARKET PRICE PERFORMANCE

                         Price     Net Asset Value     % Premium/Discount
                         -----     ---------------     ------------------

      21 Mar 97          9.750          9.410                 3.61
      11 Apr 97         10.125          9.380                 7.94
      02 May 97         10.000          9.420                 6.16
      23 May 97         10.125          9.400                 7.71
      13 Jun 97         10.125          9.390                 7.83
      04 Jul 97         10.000          9.430                 6.04
      25 Jul 97         10.125          9.410                 7.60
      15 Aug 97         10.188          9.370                 8.72
      05 Sep 97         10.125          9.330                 8.52
      26 Sep 97         10.188          9.390                 8.49
      17 Oct 97         10.188          9.380                 8.61
      07 Nov 97         10.250          9.350                 9.63
      28 Nov 97         10.250          9.390                 9.16
      19 Dec 97         10.375          9.380                10.61
      09 Jan 98         10.313          9.330                10.53
      30 Jan 98         10.250          9.380                 9.28
      20 Feb 98         10.313          9.340                10.41

----------------------------
      % PREM/DISC DATA

  Curr   10.41

  High   12.18 on 01/23/98

  Avg    8.18

  Low    3.61 on 03/21/97
----------------------------

Source: BLOOMBERG Financial Markets

                             Past performance is no guarantee of future results.

                                   CHART TWO

The percentage difference of the market price over the NAV is known as the "premium". In a fixed income closed-end fund, the premium represents the price an incoming shareholder is prepared to pay to capture a particular yield. Trust investors also are willing to pay a premium because: (a) Trust asset values have been stable and largely unaffected by interest rate changes; (b) Trust shares are highly liquid trading on the New York Stock Exchange; and (c) the Trust yield fluctuates with short-term interest rates. Investors do not buy fixed income closed-end funds to generate capital gains. As the prominent portfolio manager of another fixed income closed-end fund put it, "Premiums exist for three reasons: Yield, Yield, and Yield."
                                       3
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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Chart Three shows the Trust's distribution rates in comparison to its peer group as calculated by Lipper, and in relation again to the Prime Rate and the London Inter-Bank Offered Rate (LIBOR).

                             COMPARATIVE PERFORMANCE
                            TRAILING 12 MONTH AVERAGE

             PRIME RATE          COMPOSITE OF
               TRUST          COMPARABLE FUNDS(5)    PRIME RATE     60 DAY LIBOR
                 %                    %                   %               %
             ----------       -------------------    ----------     ------------

1/91           9.675%               9.537%             9.917%          8.063%
1/92           7.739%               7.587%             8.125%          5.574%
1/93           6.203%               5.725%             6.208%          3.677%
1/94           5.955%               5.496%             6.000%          3.214%
1/95           7.288%               6.551%             7.458%          4.927%
1/96           8.886%               7.853%             8.813%          5.812%
1/97           8.569%               6.814%             8.250%          5.422%
2/28/98        8.787%               7.081%             8.500%          5.655%

                             Past performance is no guarantee of future results.

                                   CHART THREE

As of February 28, 1998, the Trust's NAV based yield advantage over its peer group was 1.67%(6). The yield advantage experienced by the Trust seems to be generally attributable to four factors:

1. Borrowing for Investment Purposes

The Trust is alone in its peer group in being able to borrow consistently for investment purposes. The structure of the other funds does not make continuous leverage feasible. We believe this has contributed approximately 0.58% per annum to the Trust's annual yield. It is interesting to note that the Trust's premium has persisted virtually uninterrupted since shareholders approved the use of borrowing for investment purposes in May, 1996.

2.  Full Investment

It is difficult for our peers to match our ability to remain fully invested in senior loans because: (1) they maintain a relatively large cash position based on daily share sales to meet redemption requirements; and (2) they maintain cash to be able to acquire assets which become available on an irregular and unpredictable schedule. At times during the last year, the Trust's peers have had as much as 30% of their portfolios invested in commercial paper or other investments generating yields 2-3% below the gross yield generated at the margin by the Trust. If one assumes that this phenomenon produced an advantage of 2% in relation to, say, 25% of the assets of our peers, the benefit to the Trust's shareholders would have been 0.50% per annum.
                                       4
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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3.  Lower Expense Ratio

The cost of administering by our peers is relatively high. Leaving aside the cost of leverage (which the Trust only incurs when the proceeds of borrowing can be invested profitably in senior loans), the expenses incurred in running the Trust were 1.04% for the year. The average expense ratio for our peers is estimated to be 1.38% as of February 28, 1998, a peer group variance of 0.34%.(7)

4.  Investment Selection

The Trust's investment policy contributes the remaining incremental yield. The Trust is able to generate some yield advantage because it acquires a proportion of its assets from smaller companies which management believes pay somewhat greater returns without disproportionately increasing the risk. We believe this investment selection contributes an additional 0.25% on average as compared to our peers.

In summary, we believe the difference that has existed in yield may be illustrated as follows:

                ---------------------------------------------
                                                   Total
                                                  Estimate
                                                  --------
                  1. Borrowing for Investment      0.58%
                  2. Full Investment               0.50%
                  3. Lower Expense Ratio           0.34%
                  4. Investment Selection          0.25%
                                                   -----
                                                   1.67%
                ---------------------------------------------

Management believes that the Trust's ability to provide this higher yield without substantially increasing risk is an important reason shareholders have paid a premium for the Trust's shares.

ASSET QUALITY

Asset quality generally has remained within acceptable ranges. Recently, we have reduced poorer quality assets by disposing of old non-performing assets.

Just prior to the end of February, the Trust's investment in a senior loan to Liberty House, Inc. became non-performing. Liberty House, a Hawaiian department store chain, defaulted on an interest payment in an effort to preserve cash for operations. Like many Hawaiian businesses, Liberty House has suffered from the Asian economic crisis. The Trust and other lenders are working with the company to reconfigure the balance sheet to realize in due course the underlying value of the business. This is an example, management believes, of the type of investment which although currently non-performing, justifies patient handling while the company works through the impact of exogenous circumstances. We do not want to be pressured to sell non- or weak-performing assets in which recovery prospects are good. Even so, we have reduced, through sales, the Trust's exposure to Liberty House from a high of over $20 million to present outstandings of about $11 million.
                                       5
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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The longer the  economy  performs  so well,  the more  closely we  approach  the inevitable decline in its fortunes. We have worked hard to keep non-performing assets as low as possible as we try to limit the strain that will be placed on the Trust's earnings when the volume of non-performing loans increases in line with a deteriorating economy.

Elsewhere in the portfolio, quality remains acceptable. We try to maintain this quality with a systematic credit review process. In particular, management reviews in detail each new investment which typically involves meetings with management and inspections of plant and other facilities. Our analysts may also review third party information on the potential borrower and analyze the material provided by the lead lender and borrower. Overall, our analysis focuses on issues likely to support liquidity in the secondary market or recoveries in the event of a sale or liquidation. Our continuing review of investments focuses on the same general factors that we consider when making an initial commitment. We use the data gathered in our review as we decide which transactions to sell or buy. Our continuing analysis also ensures that we maintain awareness of industry concentrations and trends.

Shareholders must always keep in mind that the Trust actively manages credit risk but there will almost always be some level of non-performing loans in the portfolio. This is normal for a portfolio of this type.

DIVERSIFICATION

We continue to use diversification of investments as our principal defense against deterioration in credit quality. One of our principal tenets for running the portfolio is to spread risk widely. Diversification seeks to help assure shareholders that defaults or significant changes in value of the portfolio do not affect the ability of the Trust to pay competitive dividends or have a material effect on NAV. From time to time, we will seek to eliminate risk to certain industry segments or to increase exposure in areas we deem to be particularly attractive.

In past letters to  shareholders,  we have addressed  diversification  from four
different   perspectives:    individual   borrower    concentration,    industry
diversification,  equity sponsor and lead lender diversification.
                                       6
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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                             BORROWER CONCENTRATION
                              FISCAL 1997 VS. 1998

                                         1997          1998
                                         ----          ----
                                         Number of borrowers

                    Under $10             73            77

                    $10-$20               40            48

                    $20-$30                8             8

                    $30 & Over             3             1

                 PRINCIPAL BALANCE OUTSTANDING ($ IN MILLIONS)

                                   CHART FOUR


                  INDUSTRY DIVERSIFICATION - PRIME RATE TRUST
                            FISCAL 1997 VS. 1998(8)

                                                           1997       1998
                                                           ----       ----

                                 General Industry           53%        47%
                Healthcare, Education & Childcare            8%        13%
                                     Broadcasting            8%         4%
                                      Electronics            7%         8%
                       Beverage, Food and Tobacco            4%         8%
                     Chemicals, Plastics & Rubber            1%         7%
                                    Retail Stores           12%         4%
                       Diversified & Conglomerate            4%         4%
                               Telecommunications            2%         4%
Leisure, Amusement, Motion Picture, Entertainment            1%         1%
                                                           ----       ----
                                                           100%       100%

                      (% OF TOTAL SENIOR LOAN INVESTMENTS)

                                   CHART FIVE
                                       7
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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Compared  with the  portfolio a year ago, the Trust now has higher  exposures to
Healthcare, Electronics, Beverage, Chemicals and Telecommunications, and lower exposure to Retail Stores.

Healthcare,  our  largest  concentration,  includes  nursing  homes,  laboratory equipment suppliers, acute care hospitals and medical practice supplies manufacturers. Many industry segments exhibit similar ranges of diversity. We look for ways in which the risks in businesses within a segment may be correlated. For example, within Healthcare we monitor, among other things, whether we have disproportionately high exposure to acute care hospitals and whether there are risks in nursing homes connected in any way to managed care or medical laboratories.

We prefer equity sponsors who, when buying businesses, conduct high levels of diligence and who have clear, well communicated plans for their investment. We also look for them to have the resources to be able to stay close to their investments on a continuing basis.

                              1998                          1997
                    -----------------------       -----------------------
                      # of                           # of
                     Sponsored      $ in           Sponsored      $ in
                    Investments    Millions       Investments    Millions


Sponsor #1               5             71             5             63
Sponsor #2               6             67             6             60
Sponsor #3               3             35             2             60
Sponsor #4               2             34             2             56
Sponsor #5               3             32             2             47
Other Sponsors         115          1,134           108          1,057

                                    CHART SIX

                                        8
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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Lead lenders may develop discrete credit cultures or credit management practices which could lead to risk concentrations. To avoid this risk, the Trust acquires its assets from a wide range of sources.

Chart Seven illustrates the Trust's exposure in its lead lending groups as compared to February 28, 1997.


                              1998                          1997
                    -------------------------     -------------------------
                       # of        % Total          # of         % Total
                    Investments    Commitment     Investments    Commitment


Bank #1                 29           20.2%           34            24.8%
Bank #2                 17           15.6%           19            19.5%
Bank #3                  8            6.1%            6             6.3%
Bank #4                  7            5.8%           10             6.2%
Bank #5                  5            4.9%            4             6.2%
Other Banks             68           47.4%           52            37.0%

                                   CHART SEVEN


THE FOURTH QUARTER

The flow of new transactions was exceptionally strong during the last quarter of fiscal year 1998. New investments included Werner Holding Co., Imperial Holly Corporation, Koppers Industries Inc., Arrowhead Mills, Inc. and Omnipoint Communications, Inc.

We continue to be concerned by the high multiples being paid to acquire businesses. In some circumstances this leads to unacceptably high levels of debt but in any event, over-paying for a business leaves investors at all levels of the capital structure with much less flexibility. We believe we have been able to select assets from those offered to us which in our view exhibit more conservative capital structures or credit quality.

Repayments or sales during the quarter have included Doubletree Corporation, Rayovac Corporation, Mag Aerospace Industries, Inc., Extendicare Health Services and St. Laurent Paper Products.

Interest rates have remained benign. During the quarter, the Prime Rate has remained constant at 8.50% and 60-day LIBOR ranged between 5.875% and 5.523%.
                                       9
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                        Pilgrim America Prime Rate Trust

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LETTER TO SHAREHOLDERS
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OUTLOOK

Credit quality remains our single most important area of attention. Many of our investments arise from changes of ownership where we finance the buyer of a business. In addition to all the usual good habits associated with investing in this asset class, we focus on two points:

1. What was the acquisition process? How thorough was the buyer's due diligence? Does the overall price paid and the capital structure of the enterprise leave sufficient flexibility to absorb business surprises?

2. Is the borrower's information technology ready for the turn of the century?

We  look   forward  to  another  year  in  which  the  Trust  will  provide  the opportunities to help you achieve a successful investment experience.

Yours sincerely,


/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.




/s/ Howard Tiffen

Howard Tiffen
President
Chief Operating Officer
Senior Portfolio Manager
Pilgrim America Prime Rate Trust
                                       10
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                        Pilgrim America Prime Rate Trust

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SHAREHOLDER LETTER FOOTNOTES
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(1)  Lipper ranked the Trust for total return,  without  deducting sales charges and assuming reinvestment of all dividends and capital gains distributions but not reflecting the January 1995 and November 1996 rights offerings. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. As part of the rights offering, the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(2) The distribution rate is the annualization of the Trust's distributions per share, divided by the NAV of the Trust at month-end. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any. For the one year, five year and since inception periods ended February 28, 1998, the Trust's average annual total returns, based on NAV and assuming all rights were exercised, were 8.01%, 7.97%, and 8.47%, respectively. The Trust's 30-day standardized SEC yields as of February 28, 1998 were 8.60% at NAV and 7.77% at market. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. As part of the rights offering, the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(3)  Source: BLOOMBERG Financial Markets.

(4) Source: IDD/Tradeline. The LIBOR rate is the London Inter-Bank Offered Rate and is the benchmark for determining the interest paid on more than 90% of the senior loans in the Trust's portfolio.

(5) The composite represents an unweighted average for investment companies included in the Lipper Loan Participation Fund category of closed-end funds (for funds excluding the Trust in existence for the entire period shown). The distribution rate is a composite based on the annualization of each investment company's distributions per share, divided by the NAV of that investment company at month-end. The closed-end investment companies reflected in the composite, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the distributions of these companies.

(6) Yield advantage is the difference between the Trust's NAV yield and the average NAV yield of those funds included in the Lipper Loan Participation Fund Category (excluding the Trust) as of February 28, 1998. Those funds who do not have 12 months continuous operations or whose expenses have been 100% reimbursed are excluded from the average.

(7) The average expense ratio is calculated by averaging the expense ratios of those funds included in the Lipper Loan Participation Fund Category (excluding the Trust) as of each fund's most recent annual or semi-annual period-end. Those funds who do not have 12 months continuous operations or whose expenses have been 100% reimbursed are excluded from the average.

(8) During the fiscal year ended February 28, 1998, the Trust reclassified the portfolio industry categories to generally accepted Moody's categories. Therefore the Trust reclassified industries as of the fiscal year ended February 28, 1997 industries for the purpose of this comparison.
                                       11
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                        Pilgrim America Prime Rate Trust

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SHAREHOLDER LETTER FOOTNOTES
--------------------------------------------------------------------------------

     The views expressed in this letter reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

     This letter contains statements that may be "forward-looking statements." Actual results could differ materially from those projected in the "forward looking statements."

Performance data represents past performance which does not guarantee future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                        Pilgrim America Prime Rate Trust

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STATISTICS AND PERFORMANCE as of February 28, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO CHARACTERISTICS

     Net Assets                                             $1,034,402,810
     ---------------------------------------------------------------------
     Assets Invested in Senior Loans                       $1,352,588,772*
     ---------------------------------------------------------------------
     Total Number of Senior Loans                                      132
     ---------------------------------------------------------------------
     Average Amount Outstanding per Loan                       $10,246,885
     ---------------------------------------------------------------------
     Total Number of Industries                                         28
     ---------------------------------------------------------------------
     Portfolio Turnover Rate                                           90%
     ---------------------------------------------------------------------
     Average Loan Amount per Industry                          $48,306,742
     ---------------------------------------------------------------------
     Weighted Average Days to Interest Rate Reset                  46 days
     ---------------------------------------------------------------------
     Average Loan Maturity                                       68 months
     ---------------------------------------------------------------------
     Average Age of Loans Held in Portfolio                      12 months
     ---------------------------------------------------------------------

 *Includes loans and other debt received through restructures
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          TOP 10 INDUSTRIES AS A % OF

                                              NET ASSETS       TOTAL ASSETS
     Healthcare, Education and Childcare         17.3%             12.9%
     Beverage, Food and Tobacco                  10.5%              7.8%
     Electronics                                  9.9%              7.4%
     Chemicals, Plastics and Rubber               8.8%              6.5%
     Automobiles                                  7.7%              5.7%
     Buildings and Real Estate                    6.3%              4.7%
     Personal, Food and Misc. Services            5.9%              4.4%
     Broadcasting                                 5.6%              4.2%
     Printing and Publishing                      5.2%              3.9%
     Telecommunications                           5.1%              3.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         TOP 10 SENIOR LOANS AS A % OF

                                            NET ASSETS         TOTAL ASSETS
     MAFCO Financial Corp.                      2.9%                2.2%
     Community Health Systems                   2.4%                1.8%
     Favorite Brands International              2.3%                1.7%
     Outsourcing Solutions                      2.0%                1.5%
     Papa Gino's, Inc.                          2.0%                1.5%
     Fairchild Semiconductor Corp.              2.0%                1.5%
     Integrated Health Services                 1.9%                1.4%
     Sun Healthcare                             1.9%                1.4%
     24-Hour Fitness, Inc.                      1.9%                1.4%
     Atlas Freighter Leasing                    1.9%                1.4%
--------------------------------------------------------------------------------

                        Pilgrim America Prime Rate Trust

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STATISTICS AND PERFORMANCE as of February 28, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               DISTRIBUTION RATES

                              SEC 30-Day   SEC 30-Day      Annualized          Annualized
                      Prime    Yield at     Yield at      Distribution        Distribution
Quarter-ended         Rate     NAV(A,D)     MKT(A,D)    Rate at NAV(B,D)    Rate at MKT(B,D)
---------------------------------------------------------------------------------------------
February 28, 1998*    8.50%     8.60%        7.77%            8.75%               7.92%
---------------------------------------------------------------------------------------------
November 30, 1997     8.50%     9.72%        9.15%            8.74%               8.08%
---------------------------------------------------------------------------------------------
August 31, 1997       8.50%     8.58%        7.95%            8.82%               8.19%
---------------------------------------------------------------------------------------------
May 31, 1997          8.50%     9.72%        9.15%            8.47%               8.23%
---------------------------------------------------------------------------------------------

This table sets forth the Trust's monthly dividend performance which is summarized quarterly.

*Distribution Rates exclude the special dividend of $0.02875/share declared December 19, 1997.

Including the special dividend results in a distribution rate @ NAV of 10.00%, and a distribution rate @ MKT of 9.05%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                                  NAV      MKT
          ------------------------------------------------------
          1 Year                                 8.01%    12.70%
          ------------------------------------------------------
          3 Years                                8.42%    15.61%
          ------------------------------------------------------
          5 Years                                7.97%    11.46%
          ------------------------------------------------------
          Since Trust Inception(G,I)             8.47%      N/A
          ------------------------------------------------------
          Since Initial Trading on NYSE(H)        N/A     11.68%
          ------------------------------------------------------

Assumes  rights were  exercised  and  excludes  sales  charges  and  commissions
(C,D,E,F)

--------------------------------------------------------------------------------

   Performance data represents past performance and is no guarantee of future results.

                     See performance footnotes on page 15.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PERFORMANCE FOOTNOTES
--------------------------------------------------------------------------------

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual total returns on an NAV basis with a 3% sales charge and assuming rights were exercised through February 28, 1998, were 7.36% and 8.15% for the five-year and since inception periods, respectively. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) As part of the rights offer, the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(E) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. The offering was completed on January 27, 1995.

(F) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $5,926,209 were charged against the offering proceeds.

(G)  Inception Date - May 12, 1988.

(H)  Initial Trading on NYSE - March 9, 1992.

(I)  Reflects Partial Waiver of Fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Registration statements covering securities to be issued pursuant to a Cash Purchase Plan and a Shelf Offering have been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time a registration statement becomes effective. The prospectus shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Pilgrim America Securities, Inc. will provide administrative or distribution services under certain offerings. For more complete information about the offerings, once effective, contact Pilgrim America Prime Rate Trust at 40 N. Central Ave., Suite 1200, Phoenix, AZ 85004 to request a free prospectus which contains more complete information on all charges, fees and expenses. Please read the prospectus carefully before you invest or send money.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan ("Plan") which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Plan also offers Trust shareholders the ability to purchase additional shares in any amount from $100 to $5,000 on a monthly basis.

Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale or bid price plus commission is less than the net asset value, new shares will be issued at the greater of
(i) net asset value, at the close of business on the valuation date or (ii) at 95% of average market price.

For cash purchase purposes, shares will be acquired at the same time as the monthly dividend reinvestments, however, such shares will always be purchased in the open market at the market price.

There is no charge to participate in the Plan. Plan participants may elect to discontinue participation in the Plan at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Plan is not automatic. If you would like to receive more information about the Plan or if you desire to participate in the Plan, please contact your broker or our Shareholder Services Department at (800) 331-1080.

KEY FINANCIAL DATES - Calendar 1998 Dividends:

          DECLARATION DATE         EX-DATE             PAYABLE DATE

          January 30               February 6          February 24
          February 27              March 6             March 23
          March 31                 April 8             April 22
          April 30                 May 7               May 22
          May 29                   June 8              June 22
          June 30                  July 8              July 22
          July  31                 August 6            August 24
          August 31                September 8         September 22
          September 30             October 8           October 22
          October 30               November 6          November 23
          November 30              December 8          December 22
          December 21              December 29         January 13, 1999

          Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's name changed to Pilgrim America Prime Rate Trust and its cusip number changed to 720906 10 6 effective April 12, 1996. The Trust's NAV and market price are published weekly under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1998
--------------------------------------------------------------------------------

                                 SENIOR LOANS*
         (Dollar weighted portfolio interest reset period is 46 days)

Principal
Amount                                                                      Loan          Stated
(000's)                          Industry/Borrower                          Type         Maturity       Value
-------                          -----------------                          ----         --------       -----
             Aerospace and Defense: 3.2%
$   8,933    Erickson Air-Crane Co. (heavy lift helicopters)                Term B       12/31/04    $ 8,932,500
    6,273    Technetics Corp. (aircraft engine components)                  Term         06/20/02      6,272,727
    9,355    Tri Star/Odyssey, Inc. (aerospace hardware distributor)        Term         09/30/03      9,355,000
    4,486    United Defense (defense contractor)                            Term B       10/02/05      4,485,738
    4,357      United Defense                                               Term C       10/08/05      4,356,972
                                                                                                     -----------
                                                                                                      33,402,937
                                                                                                     -----------
             Automobile: 7.7%
   15,000    American Axel and Manufacturing (car/truck axel
               manufacturing)                                               Term B       04/30/06     15,000,000
   17,000    Breed Technologies, Inc. (airbags/seatbelts)                   Term         10/30/98     17,000,000
   10,000    Cambridge Industries, Inc. (automotive plastics)               Term B       06/30/05     10,000,000
    9,442    Capital Tool & Design (brake backing plates)                   Term B       07/19/03      9,441,569
    3,068    Hayes Wheels International (automotive wheels)                 Term B       07/31/04      3,067,556
    2,486      Hayes Wheels International                                   Term C       07/31/05      2,485,778
    6,250    Safelite Glass Corp. (automobile windshield replacement)       Term B       12/23/04      6,250,000
    6,250      Safelite Glass Corp.                                         Term C       12/23/05      6,250,000
    9,726    Schrader, Inc. (fluid/air control valve manufacturer)          Term B       11/30/02      9,725,948
                                                                                                     -----------
                                                                                                      79,220,851
                                                                                                     -----------
             Beverage, Food and Tobacco: 10.5%
    7,000    Arrowhead Mills, Inc. (natural foods)                          Term B       10/31/04      7,000,000
    3,625    Aurora Foods (pancake mixes, syrups)                           Term B       12/31/05      3,625,000
    3,625      Aurora Foods                                                 Term C       06/30/06      3,625,000
   10,125    Del Monte Corp. (food manufacturing and distribution)          Term B       03/31/05     10,125,000
    2,659    Edward's Baking Co. (food service bakery)                      Term A       09/30/03      2,659,244
    3,325      Edward's Baking Co.                                          Term B       09/30/05      3,325,000
    3,325      Edward's Baking Co.                                          Term C       09/30/05      3,325,000
   13,930    Empire Kosher Poultry (kosher chicken and poultry)             Term B       07/31/04     13,930,000
   20,697    Favorite Brands International (confectionary manufacturer)     Term B       08/01/04     20,696,885
    3,397      Favorite Brands International                                Term C       02/01/05      3,396,664
    8,282    Imperial Holly Corp. (sugar producer)                          Term B       12/31/05      8,282,051
    8,706    Snapple Beverage Co. (soft drink manufacturer)                 Term B       06/01/04      8,706,250
    8,706      Snapple Beverage Co.                                         Term C       06/01/05      8,706,250
    7,030    Van De Kamp's (frozen foods)                                   Term B       04/30/03      7,029,687
    4,411      Van De Kamp's                                                Term C       09/30/03      4,410,601
                                                                                                     -----------
                                                                                                     108,842,632
                                                                                                     -----------
             Broadcasting: 5.6%
   10,368    Benedek Broadcasting Television Corp. (broadcasting)           Axel A (A)   12/31/04     10,368,383
    4,554      Benedek Broadcasting Television Corp.                        Axel B (A)   12/31/04      4,553,605
      903    Classic Cable (rural cable system operator)                    Revolver     06/30/05        902,534
   10,124      Classic Cable                                                Term B       06/30/03     10,124,179
    7,463    Entravision (Spanish broadcast television)                     Term B       12/31/04      7,462,500
   15,000    FrontierVision (cable television)                              Term B       03/31/06     15,000,000
   10,000    Intermedia Partners IV (cable television)                      Term         01/01/05     10,000,000
                                                                                                     -----------
                                                                                                      58,411,201
                                                                                                     -----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1998
--------------------------------------------------------------------------------

Principal
Amount                                                                Loan           Stated
(000's)                         Industry/Borrower                     Type          Maturity      Value
-------                         -----------------                     ----          --------      -----
              Buildings and Real Estate: 6.3%
$   6,000     Dayton Superior (concrete/masonry accessories)          Term          09/29/05    $6,000,000
   10,969     Falcon Building Products (building products)            Term B        06/30/05    10,968,571
    3,584     Goodman Manufacturing Co., L.P. (air conditioning
                manufacturer)                                         Term B        09/30/04     3,583,630
    3,584       Goodman Manufacturing Co., L.P.                       Term C        09/30/05     3,583,631
    8,000     Kevco, Inc. (manufactured home components)              Term B        02/02/05     8,000,000
    4,000     The Presley Companies (homebuilder)                     Revolver      05/30/98     4,000,000
    5,500     Reliant Building Products, Inc. (vinyl windows)         Term B        03/31/04     5,500,000
   13,930     Tree Island Industries (nail and wire products)         Term B        03/31/03    13,930,000
      870     United Building Materials, Inc. (stone and concrete
                products)(4)                                          Term          12/31/99       870,161
    4,050     Werner Holding Co. (ladders)                            Term B        11/30/04     4,050,000
    4,950       Werner Holding Co.                                    Term C        11/30/05     4,950,000
                                                                                                ----------
                                                                                                65,435,993
                                                                                                ----------
              Cargo Transport: 4.4%
   19,727     Atlas Freighter Leasing (air cargo carrier)             Term          05/29/04    19,727,027
   14,765     Evergreen International (air cargo carrier)             Term B        05/07/03    14,764,502
    5,500     Oshkosh Trucking (specialized truck manufacturer)       Term B        03/31/05     5,500,000
    5,500       Oshkosh Trucking                                      Term C        03/31/06     5,500,000
                                                                                                ----------
                                                                                                45,491,529
                                                                                                ----------
              Chemicals, Plastics and Rubber: 8.8%
    4,764     Behr Process Corp. (paint manufacturer)                 Term B        03/31/04     4,764,000
    3,176       Behr Process Corp.                                    Term C        03/31/05     3,176,000
   11,340     Cedar Chemical Corp. (specialty chemicals)              Term B        10/30/03    11,339,688
    3,581     Foamex, L.P. (polyurethane foam)                        Term B        06/30/05     3,580,863
    3,255       Foamex, L.P.                                          Term C        06/30/06     3,255,329
    5,000       Foamex, L.P.                                          Term D        12/31/06     5,000,000
    4,687     GEO Specialty Chemicals (specialty chemicals)           Term A        09/25/02     4,687,500
    9,950       GEO Specialty Chemicals                               Term B        03/25/04     9,950,000
    7,000     Huntsman Chemical (specialty chemicals)                 Term          03/15/07     7,000,000
    1,944       Huntsman Chemical                                     Term B        03/15/04     1,944,286
    1,944       Huntsman Chemical                                     Term C        03/15/04     1,944,286
    2,179     Huntsman Corp. (industrial chemicals)                   Revolver      12/31/02     2,179,116
      684       Huntsman Corp.                                        Term A        12/31/02       683,823
    5,000       Huntsman Corp.                                        Term B        12/31/05     5,000,000
    8,780     Intesys Technologies, Inc. (contract engineering and
                manufacturing)                                        Term B        12/31/01     8,780,488
    6,122     NEN Life Sciences Products (biochemicals)               Term B        12/31/04     6,122,449
    6,500     Sunbelt Manufacturing LLC (plastics manufacturer)       Term B        09/30/04     6,500,000
    4,834     Texas Petrochemical Corp. (industrial chemicals)        Term B        06/30/04     4,834,118
                                                                                                ----------
                                                                                                90,741,946
                                                                                                ----------
              Containers, Packaging and Glass: 1.4%
    2,793     Calmar, Inc. (non-aerosol fluid dispensing systems)     Term A        09/15/03     2,792,857
    2,095       Calmar, Inc.                                          Term B        03/15/04     2,094,643
    5,698     RIC Holdings, Inc. (packaging and paper products)       Term B        02/27/04     5,698,452
    4,252       RIC Holdings, Inc.                                    Term C        08/31/04     4,252,102
                                                                                                ----------
                                                                                                14,838,054
                                                                                                ----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1998
--------------------------------------------------------------------------------

Principal
Amount                                                                      Loan         Stated
(000's)                            Industry/Borrower                        Type        Maturity       Value
-------                            -----------------                        ----        --------       -----
              Diversified/Conglomerate Manufacturing: 1.1%
$  4,883      Jackson Products, Inc. (industrial safety equipment
                manufacturer)                                               Term B      09/01/02    $ 4,882,609
   4,888        Jackson Products, Inc.                                      Term C      09/01/03      4,887,500
   1,333        Jackson Products, Inc.                                      Term D      09/01/03      1,333,125
     276 @    KDI Corp. (defense and leisure products) (2)                  Term A         N/A           16,791
      13 @      KDI Corp. (2)                                               Term B         N/A           13,187
                                                                                                    -----------
                                                                                                     11,133,212
                                                                                                    -----------
              Diversified/Conglomerate Services: 4.9%
  30,000      MAFCO Financial Corp. (diversified services and
                entertainment)                                              Term        03/20/99     30,000,000
  12,771      Outsourcing Solutions (accounts receivable management)        Term B      11/06/03     12,771,127
   8,331        Outsourcing Solutions                                       Term C      10/15/04      8,331,323
                                                                                                    -----------
                                                                                                     51,102,450
                                                                                                    -----------
              Ecological: 2.0%
   5,611      Clean Harbors (environmental services)                        Term        05/08/00      5,610,698
   4,975      Laidlaw Environmental Services, Inc. (waste management)       Term B      05/15/04      4,975,000
   4,975        Laidlaw Environmental Services, Inc.                        Term C      05/15/05      4,975,000
   4,938      Rumpke (waste management)                                     Term        09/25/02      4,937,500
                                                                                                    -----------
                                                                                                     20,498,198
                                                                                                    -----------
              Electronics: 9.9%
   5,676      Anacomp, Inc. (document storage and imaging)                  Term        02/28/01      5,676,466
   7,425      Celestica (diversified electronic device manufacturer)        Term B      06/30/03      7,425,000
   7,000      Details, Inc. (circuit board manufacturer)                    Term B      10/27/04      7,000,000
  11,875      Dictaphone Acquisition, Inc. (dictation and recording
                equipment)                                                  Term B      06/30/02     11,875,000
   5,000        Dictaphone Acquisition, Inc.                                Term C      06/30/03      5,000,000
  20,363      Fairchild Semiconductor Corp. (electronic equipment)          Term C      03/11/03     20,363,333
   5,804      Intri-Plex Technologies, Inc. (disk drive component
                manufacturer)                                               Term        09/30/02      5,804,348
   9,536      OK Industries, Inc. (circuit board manufacturing systems)     Term        10/31/02      9,535,714
  14,400      PSC Incorporated (scanning equipment)                         Term B      06/28/02     14,400,000
   9,921      Sarcom, Inc. (systems integration)                            Term        11/20/02      9,920,635
   6,000      Telex Communications Group (electronic equipment)             Term B      11/06/04      6,000,000
                                                                                                    -----------
                                                                                                    103,000,496
                                                                                                    -----------
              Finance: 0.7%
   7,467      National Partnership Investments Corp. (asset management)     Term        06/30/01      7,466,667
                                                                                                    -----------
              Grocery: 4.1%
   1,677      Pathmark Stores, Inc. (northeastern states supermarkets)      Term A      06/15/01      1,677,232
   9,083        Pathmark Stores, Inc.                                       Term B      12/15/01      9,083,167
  16,840      Schwegmann Giant Supermarket (Louisiana supermarkets)         Term B      01/31/04     16,839,698
  11,246      Star Markets Co., Inc. (Boston area supermarkets)             Term B      12/31/02     11,246,217
   3,489        Star Markets Co., Inc.                                      Term C      12/31/03      3,488,636
                                                                                                    -----------
                                                                                                     42,334,950
                                                                                                    -----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1998
--------------------------------------------------------------------------------

Principal
Amount                                                                       Loan           Stated
(000's)                            Industry/Borrower                         Type          Maturity       Value
-------                            -----------------                         ----          --------       -----
             Healthcare, Education and Childcare: 17.3%
$   4,113    Alaris Medical Systems (infusion pumps)                         Term B        11/30/03    $ 4,112,938
    4,113      Alaris Medical Systems                                        Term C        11/30/04      4,112,938
    3,871      Alaris Medical Systems                                        Term D        05/31/05      3,871,000
    8,973    Community Health Systems (hospitals)                            Term B        12/31/03      8,972,603
    8,973      Community Health Systems                                      Term C        12/31/04      8,972,603
    6,747      Community Health Systems                                      Term D        12/31/05      6,746,575
    6,000    Covenant Care, Inc. (long-term healthcare facilities)           Term          06/30/99      6,000,000
    2,934    Dade International (medical testing equipment manufacturer)     Term B        12/31/04      2,934,335
    2,934      Dade International                                            Term C        12/31/04      2,934,335
   10,039      Dade International                                            Term D        12/31/04     10,038,747
    7,463    Fountain View (nursing homes)                                   Term B        09/30/04      7,462,500
    9,794    Graphic Controls Corp. (industrial and medical charts)          Term B        09/28/03      9,794,038
    2,785    Hanger Orthopedics Group (orthopedic and prosthetic
               services)                                                     Term B        12/31/01      2,784,732
   12,500    Healthcare America, Inc. (youth psychiatric care)               Term B        06/30/04     12,500,000
   20,000    Integrated Health Services (long-term subacute care)            Term C        12/31/05     20,000,000
    6,250    Magellan Health Services (managed behavioral care)              Term B        02/28/05      6,250,000
    6,250       Magellan Health Services                                     Term C        02/28/06      6,250,000
    9,855    Mediq/PRN Life Support, Inc. (hospital equipment leasing)       Term          09/28/98      9,854,628
    5,000    Paragon Health Network, Inc. (nursing homes)                    Term B        03/31/05      5,000,000
    5,000       Paragon Health Network, Inc.                                 Term C        03/31/06      5,000,000
    5,000    Prime Medical Supplies (lithotripter services)                  Term B        04/30/03      5,000,000
    9,975    SMT Health (mobile MRI systems)                                 Term          08/31/03      9,975,000
   10,000    Sun Healthcare (nursing homes)                                  Term B        10/01/04     10,000,000
   10,000       Sun Healthcare                                               Term C        10/01/05     10,000,000
                                                                                                       -----------
                                                                                                       178,566,972
                                                                                                       -----------
             Home and Office Furnishings, Housewares and Durable
               Consumer Products: 3.8%
    6,965    Desa International                                              Term          11/26/04      6,965,000
   15,864    ICON Health & Fitness Co. (exercise equipment)                  Term B        11/14/01     15,864,374
    1,494    Panolam (design and manufacture wood paneling)                  Term A        01/31/03      1,494,281
    8,536      Panolam                                                       Term B        01/31/03      8,536,106
    4,878      Panolam                                                       Term C        01/31/03      4,877,775
    2,000      Panolam                                                       Term D        01/31/03      2,000,000
                                                                                                       -----------
                                                                                                        39,737,536
                                                                                                       -----------
             Hotels, Motels, Inns and Gaming: 3.1%
    6,974    Interstate Hotels Corp. (hotel management and ownership)        Term C        06/25/04      6,974,074
    8,241    Palace Station (gaming)                                         Revolver      09/30/00      8,241,162
   17,181    Sunset Station Hotel and Casino, Inc. (gaming)                  Term          09/30/00     17,181,362
                                                                                                       -----------
                                                                                                        32,396,598
                                                                                                       -----------
             Insurance: 0.7%
    6,863    TRG Holdings Corp. (insurance run-off)                          Term          01/31/03      6,862,500
                                                                                                       -----------

                See Accompnaying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1998
--------------------------------------------------------------------------------

Principal
Amount                                                                           Loan         Stated
(000's)                               Industry/Borrower                          Type        Maturity      Value
-------                               -----------------                          ----        --------      -----
              Leisure, Amusement, Motion Pictures and
                Entertainment: 1.9%
$   3,750     AMFAC Parks and Resorts (park services operator)                   Term B      09/04/04    $3,750,000
    3,750       AMFAC Parks and Resorts                                          Term C      09/30/04     3,750,000
    5,000     SFX Entertainment (live entertainment management)                  Term        05/31/00     5,000,000
    7,157     Worldwide Sports & Recreation Corp. (optics, sports
                products)                                                        Term B      03/31/01     6,977,665
                                                                                                         ----------
                                                                                                         19,477,665
                                                                                                         ----------
              Machinery (Nonagriculture, Nonconstruction,
                Nonelectronic): 1.7%
    7,579     Clearing - Niagara (metal stamping press manufacturer)             Term        10/18/04     7,578,947
    9,558     Columbus McKinnon (industrial lifts and hoists)                    Term B      03/31/04     9,558,474
                                                                                                         ----------
                                                                                                         17,137,421
                                                                                                         ----------
              Mining, Steel, Iron and Nonprecious Metals: 4.0%
    5,940     Cable Systems International (cable wire manufacturer)              Term B      10/04/02     5,940,000
    3,269       Centennial Resources (coal mining)                               Term A      03/31/02     3,269,231
    8,510       Centennial Resources                                             Term B      03/31/04     8,509,615
    9,775     GS Technologies (metal products)                                   Term        09/30/02     9,775,000
   10,000     Koppers Industries, Inc. (carbon products manufacturer)            Term B      11/30/04    10,000,000
      548     National Refractories, Inc. (kiln lining materials)                Term B      09/30/99       548,287
    3,270       National Refractories, Inc.                                      Term C      09/30/99     3,269,726
                                                                                                         ----------
                                                                                                         41,311,859
                                                                                                         ----------
              Oil and Gas: 0.4%
    1,091     Perf-O-Log (oil field services)                                    Term        08/11/03     1,090,909
    2,902       Perf-O-Log                                                       Term B      08/11/03     2,901,817
                                                                                                         ----------
                                                                                                          3,992,726
                                                                                                         ----------
              Personal, Food and Miscellaneous Services: 5.9%
   14,716     Boston Chicken, Inc. (home meal replacement)                       Lease/      12/12/01    14,715,572
                                                                                 Term C
    2,604     Denamerica Corp. (quick service restaurant franchisee)             Term        12/31/01     2,604,303
    2,551     Long John Silvers, Inc. (quick service seafood restaurant
                chain)                                                           Term B      09/30/02     2,296,204
    6,036     Papa Gino's, Inc. (quick service restaurants)                      Term A      02/19/02     6,035,525
   15,064       Papa Gino's, Inc.                                                Term B      02/19/04    15,064,474
    6,500     24-Hour Fitness, Inc. (health club operator)                       Term A      12/31/02     6,500,000
   13,500       24-Hour Fitness, Inc.                                            Term B      12/31/04    13,500,000
                                                                                                         ----------
                                                                                                         60,716,078
                                                                                                         ----------
              Personal and Nondurable Consumer Products
              (Manufacturing Only): 3.9%
    1,218     AM Cosmetics (cosmetics and skin care products)                    Term A      06/30/03     1,217,949
    8,709       AM Cosmetics                                                     Term B      12/31/04     8,709,367
    4,173     Duo-Tang, Inc. (report cover manufacturer)                         Term A      12/31/02     4,173,265
    5,323       Duo-Tang, Inc.                                                   Term B      12/31/02     5,322,923
   10,911     Eye Care Centers, Inc. (retail eye care products and services)     Term        09/26/02    10,911,348
    9,875     Medtech Products, Inc. (non-prescription consumer
                medications)                                                     Term B      10/15/02     9,875,000
                                                                                                         ----------
                                                                                                         40,209,852
                                                                                                         ----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1998
--------------------------------------------------------------------------------

Principal
Amount                                                                        Loan           Stated
(000's)                             Industry/Borrower                         Type           Maturity         Value
-------                             -----------------                         ----           --------         -----
             Printing and Publishing: 5.2%
$ 8,455      Amscan Holdings (party goods manufacturer)                       Axel (A)       12/31/04    $   8,454,545
  6,738      Bankers Systems, Inc. (banking industry compliance services)     Term B         11/01/02        6,737,500
 19,583      Eastern Pulp and Paper (specialty paper)                         Term           08/31/04       19,583,332
 12,313      Stone Container (pulp and paper products)                        Term D         10/01/03       12,312,500
  3,354      Von Hoffman Press, Inc. (textbook manufacturer)                  Term B         05/29/04        3,353,572
  3,354       Von Hoffman Press, Inc.                                         Term C         05/29/05        3,353,571
                                                                                                         -------------
                                                                                                            53,795,020
                                                                                                         -------------
             Retail Stores: 4.9%
  6,916 @    Color Tile, Inc. (home improvement retailer)(3)                  Term D         12/31/98        2,766,311
 11,898      Liberty House, Inc. (Hawaii department store chain)(1)           Term B         06/30/02       10,708,291
 12,404      Murray's Discount Auto Parts (auto parts retailer)               Term           06/30/03       12,403,846
  5,000      Nebraska Book Co. (wholesale and retail textbooks)               Term B         04/30/04        5,000,000
  5,690      Peebles, Inc. (department store chain)                           Term A         04/30/01        5,689,938
  7,772       Peebles, Inc.                                                   Term B         04/30/02        7,772,269
  5,972      TravelCenters of America (road transport service centers)        Term B         03/27/05        5,971,875
                                                                                                         -------------
                                                                                                            50,312,530
                                                                                                         -------------
             Telecommunications: 5.1%
  8,920      Clarity Telecommunications (telecommunications service)          Term B         07/01/03        8,920,000
  1,173      Commnet (PCS services)                                           Term B         09/30/06        1,172,903
  2,323       Commnet                                                         Term C         03/31/07        2,322,920
  6,504       Commnet                                                         Term D         09/30/07        6,504,177
  1,873      Nextel Finance Co. (personal communications services)            Term C         06/30/03        1,872,659
  9,725      Omnipoint Communications, Inc. (PCS services)                    Term A         02/28/06        9,724,576
  2,775       Omnipoint Communications, Inc.                                  Term B         02/28/06        2,775,424
  9,500      Shared Technologies, Inc. (communication services)               Term B         03/31/03        9,500,000
 10,000      Teletouch Communications (rural paging services)                 Term B         11/30/04       10,000,000
                                                                                                         -------------
                                                                                                            52,792,659
                                                                                                         -------------
             Textiles and Leather: 2.3%
  6,533      Harriet & Henderson (yarn manufacturer)                          Term A         06/12/00        6,533,240
  6,825      Humphreys, Inc. (belts and personal leather goods)               Term B         11/15/03        6,825,000
 10,000      Polymer Group                                                    Term B         01/31/06       10,000,000
                                                                                                         -------------
                                                                                                            23,358,240
                                                                                                         -------------
               Total Senior Loans - 130.8%                                                               1,352,588,772
                                                                                                         -------------
               (Cost $1,358,406,793)
                                                 OTHER CORPORATE DEBT
             Diversified/Conglomerate Manufacturing: 0.6%
  6,000      Capital Tool & Design (brake backing plates)                     Sub. Note      07/26/03        6,000,000
                                                                                                         -------------
               Total Other Corporate Debt - 0.6%                                                             6,000,000
                                                                                                         -------------
               (Cost $6,000,000)

                 See Accompanying Notes to Financial Statements.
                                       22

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1998
--------------------------------------------------------------------------------
                        COMMON STOCK AND PREFERRED STOCK

  Shares                                                                                            Value
  ------                                                                                            -----
              Apparel Products: 0.0%
 13,294 @      Butterick Company, Inc. (sewing aids)                                           $       12,557
                                                                                               --------------
              Diversified/Conglomerate Manufacturing: 0.0%
  2,633 @     KDI Corp. -- common (defense and leisure products)(2)                                        --
                                                                                               --------------
              Diversified/Conglomerate Services: 0.3%
106,902 @     Staff Leasing, Inc. (employee leasing)(R)                                             2,669,877
                                                                                               --------------
              Restaurants: 0.3%
413,980 @     America's Favorite Chicken Co. -- common (quick service restaurant chain)(R)          3,645,645
                                                                                               --------------
              Textiles and Leather: 0.2%
127,306 @     Dan River, Inc. -- common (diversified textiles)(R)                                   1,890,494
                                                                                               --------------
              Total Common Stock and Preferred Stock - 0.8%                                         8,218,573
                                                                                               --------------
              (Cost $1,278,361)

                  STOCK PURCHASE WARRANTS AND OTHER SECURITIES

      1 @     Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and manufacturer of wagering equipment),
              Expires 10/30/03(R)                                                                      29,406
      1 @     Autotote Systems, Inc., Option representing 0.248% common
              shares issued and outstanding(R)                                                             --
 80,634 @     Capital Tool & Design, Warrants representing 80,634 common
              shares (brake backing plates)(R)                                                        143,529
 19,000 @     Covenant Care, Inc., Warrants representing 19,000 common
              shares (long-term healthcare facilities)(R)                                             285,000
 26,606 @     KDI Corp. Units of Trust (defense and leisure products)(R)(2)                                --
                                                                                               --------------
              Total Stock Purchase Warrants and Other Securities - 0.1%                               457,935
              (Cost $0)                                                                        --------------

              Total Investments (Cost $1,365,685,154) (5)                           132.3%     $1,367,265,280
              Liabilities in Excess of Cash and Other Assets-Net                    (32.3)       (332,862,470)
                                                                                    -----      --------------
              Net Assets                                                            100.0%     $1,034,402,810
                                                                                    =====      ==============

----------------
  @ Non-income producing security
(A) Axel   describes  an  amortizing   extended  term  loan  with  limited  call
    protection.
(R) Restricted security
  * Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower is restructuring and interest is being recognized as cash payments are received.
(2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of liquidation.
(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.
(4) The borrower has entered into a forebearance agreement pending sale of the company or refinance of this debt.
(5) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,365,685,154 and net unrealized appreciation consists of the following:

         Gross Unrealized Appreciation      $  7,621,244
         Gross Unrealized Depreciation        (6,041,118)
                                            ------------
           Net Unrealized Appreciation      $  1,580,126
                                            ============

                 See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES as of February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,365,685,154)                   $1,367,265,280
Receivables:
 Interest                                                                      13,015,480
 Other                                                                          7,011,065
Prepaid expenses                                                                  413,427
Prepaid arrangement fees on notes payable                                         411,346
                                                                           --------------
   Total assets                                                             1,388,116,598
                                                                           --------------
LIABILITIES:
Notes payable                                                                 342,000,000
Overdraft payable to custodian                                                  6,017,373
Deferred arrangement fees on senior loans                                       3,389,720
Accrued interest payable                                                        1,513,829
Accrued expenses                                                                  792,866
                                                                           --------------
   Total liabilities                                                          353,713,788
                                                                           --------------
NET ASSETS (equivalent to $9.34 per share, based on 110,764,488 shares
 of beneficial interest authorized and outstanding, no par value)          $1,034,402,810
                                                                           ==============
Net Assets Consist of:
 Paid-in capital                                                           $1,051,265,527
 Undistributed net investment income                                           11,926,714
 Accumulated net realized loss on investments                                 (30,369,557)
 Net unrealized appreciation of investments                                     1,580,126
                                                                           --------------
   Net assets                                                              $1,034,402,810
                                                                           ==============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS for the Year Ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                   $122,361,463
Arrangement fees earned                                       6,555,836
Other                                                         2,822,904
                                                            ------------
 Total investment income                                    131,740,203
                                                            ------------
EXPENSES:
Interest                                                     21,267,359
Investment management fees                                   10,369,772
Administration fees                                           1,778,473
Revolving credit facility fees                                  897,642
Reports to shareholders                                         528,723
Transfer agent and registrar fees                               528,559
Custodian fees                                                  317,152
Miscellaneous expense                                           274,810
Recordkeeping and pricing fees                                  265,898
Professional fees                                               163,524
Trustees' fees                                                   79,120
Insurance expense                                                64,189
                                                            ------------
 Total expenses                                              36,535,221
 Less: Earnings credits                                         (12,242)
                                                            ------------
 Net expenses                                                36,522,979
                                                            ------------
   Net investment income                                     95,217,224
                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                            (18,935,269)
Change in unrealized appreciation of investments              5,319,483
                                                            ------------
 Net loss on investments                                    (13,615,786)
                                                            ------------
   Net increase in net assets resulting from operations     $81,601,438
                                                            ============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Year Ended           Year Ended
                                                                   February 28,         February 28,
                                                                       1998                 1997
                                                                  --------------       --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                             $   95,217,224       $   78,947,910
Net realized loss on investments                                     (18,935,269)          (3,523,769)
Change in unrealized appreciation on investments                       5,319,483              974,085
                                                                  --------------       --------------
 Net increase in net assets resulting from operations                 81,601,438           76,398,226

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                             (93,879,672)         (77,640,968)

CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                   15,591,705           11,628,959
Net increase in net assets derived from the sale of shares in
 connection with rights offering                                              --          157,765,531
                                                                  --------------       --------------
 Net increase from capital share transactions                         15,591,705          169,394,490
 Total increase in net assets                                          3,313,471          168,151,748

NET ASSETS:
Beginning of period                                                1,031,089,339          862,937,591
                                                                  --------------       --------------
End of period (including undistributed net investment
 income of $11,926,714 and $10,417,526, respectively)             $1,034,402,810       $1,031,089,339
                                                                  ==============       ==============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                                     1,624,659            1,011,738
Shares sold in connection with rights offering                                --           18,122,963
                                                                  --------------       --------------
 Net increase in shares outstanding                                    1,624,659           19,134,701
                                                                  ==============       ==============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF CASH FLOWS for the Year Ended February 28, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
 Interest received                                                     $  121,091,089
 Facility fees received                                                     3,565,374
 Commitment fees received                                                     284,631
 Other income received                                                      2,937,870
 Interest paid                                                            (20,811,031)
 Facility fees paid                                                       (14,718,105)
 Other operating expenses paid                                               (607,417)
 Purchases of portfolio securities                                     (1,323,740,402)
 Proceeds from disposition of portfolio securities                      1,229,609,371
                                                                       --------------
   Net cash used for operating activities                                  (2,388,620)
                                                                       --------------
Cash Flows From Financing Activities:
 Dividends paid                                                           (78,287,967)
 Overdraft financing                                                        5,676,587
 Loan advance                                                              75,000,000
                                                                       --------------
   Net cash provided by financing activities                                2,388,620
                                                                       --------------
 Net decrease in cash                                                              --
 Cash at beginning of year                                                         --
                                                                       --------------
 Cash at end of year                                                   $           --
                                                                       ==============
Reconciliation Of Net Increase In Net Assets Resulting From
 Operations To Net Cash Provided By Operating Activities:
 Net increase in net assets resulting from operations                      81,601,438
                                                                       --------------
 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
   Increase in investments in securities                                  (80,515,245)
   Increase in dividends and interest receivable                           (1,270,374)
   Decrease in other assets                                                   114,966
   Decrease in prepaid arrangement fees on notes payable                      290,225
   Increase in prepaid expenses                                              (368,009)
   Decrease in deferred arrangement fees on senior loans                   (2,705,831)
   Increase in accrued interest payable                                       456,328
   Increase in accrued expenses                                                 7,882
                                                                       --------------
   Total adjustments                                                      (83,990,058)
                                                                       --------------
    Net cash used for operating activities                             $   (2,388,620)
                                                                       ==============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Years Ended February 28 or February 29,
                                                      ----------------------------------------------------------------------
                                                         1998            1997(7)        1996(6)         1995          1994
                                                      ----------       -----------     --------      ---------      --------
Per Share Operating Performance
Net asset value, beginning of period                  $    9.45        $   9.61        $  9.66       $  10.02       $ 10.05
Net investment income                                      0.87            0.82           0.89           0.74          0.60
Net realized and unrealized gain (loss) on
 investments                                              (0.13)          (0.02)         (0.08)          0.07         (0.05)
                                                      ----------       -----------     --------      ---------      --------
Increase in net asset value from investment
 operations                                                0.74            0.80           0.81           0.81          0.55
Distributions from net investment income                  (0.85)          (0.82)         (0.86)         (0.73)        (0.60)
Reduction in net asset value from rights offering            --           (0.14)            --          (0.44)           --
Increase in net asset value from repurchase of
 capital stock                                               --              --             --             --          0.02
                                                      ----------       -----------     --------      ---------      --------
Net asset value, end of period                        $    9.34        $   9.45        $  9.61       $   9.66       $ 10.02
                                                      ==========       ===========     ========      =========      ========
Closing market price at end of period                 $   10.31        $  10.00        $  9.50       $   8.75       $  9.25
Total Return
Total investment return at closing market
 price(3)                                                 12.70%          15.04%(5)      19.19%          3.27%(5)      8.06%
Total investment return at net asset value(4)              8.01%           8.06%(5)       9.21%          5.24%(5)      6.28%
Ratios/Supplemental Data
Net assets, end of period (000's)                     $1,034,403      $1,031,089       $862,938       $867,083      $719,979
Average borrowings (000's)                            $  346,110      $  131,773       $    --        $    --       $    --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility)                    1.04%           1.13%            --             --            --
 Expenses                                                  2.65%           1.92%            --             --            --
 Net investment income                                     6.91%           7.59%            --             --            --
Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility)                    1.39%           1.29%            --             --            --
 Expenses                                                  3.54%           2.20%          1.23%          1.30%         1.31%
 Net investment income                                     9.23%           8.67%          9.23%          7.59%         6.04%
Portfolio turnover rate                                      90%             82%            88%           108%           87%
Shares outstanding at end of period (000's)              110,764         109,140         89,794         89,794        71,835

------------
(1) Annualized.

(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.

(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                          Years Ended February 28 or February 29,
-------------------------------------------------------------------------------------------
     1993              1992                 1991              1990                 1989
-------------     -------------        -------------     -------------        -------------

$        9.96     $        9.97        $       10.00     $       10.00        $       10.00
         0.60              0.76                 0.98              1.06                 0.72

         0.01             (0.02)               (0.05)             --                   --
-------------     -------------        -------------     -------------        -------------

         0.61              0.74                 0.93              1.06                 0.72
        (0.57)            (0.75)               (0.96)            (1.06)               (0.72)
         --                --                   --                --                   --
         0.05              --                   --                --                   --
-------------     -------------        -------------     -------------        -------------
$       10.05     $        9.96        $        9.97     $       10.00        $       10.00
=============     =============        =============     =============        =============
$        9.13     $        --          $        --       $        --          $        --


        10.89%             --                   --                --                   --
         7.29%             7.71%                9.74%            11.13%                7.35%

$     738,810     $     874,104        $   1,158,224     $   1,036,470        $     252,998
$        --       $        --          $        --       $        --          $        --


         --                --                   --                --                   --
         --                --                   --                --                   --
         --                --                   --                --                   --


         --                --                   --                --                   --
         1.42%             1.42%(2)             1.38%             1.46%(2)             1.18%(1)(2)
         5.88%             7.62%(2)             9.71%            10.32%(2)             9.68%(1)(2)
           81%               53%                  55%              100%                  49%(1)
       73,544            87,782              116,022           103,660               25,294

------------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.

(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.

(7) The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1998
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim America Prime Rate Trust (the "Trust", formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the " '33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and
    (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    At February 28, 1998, the Trust had capital loss carryforwards for federal income tax purposes of approximately $19,738,326 which are scheduled to expire through February 28, 2006.

    The Board of Trustees intends to offset any future net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1998
--------------------------------------------------------------------------------

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-dividend date. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2 -- INVESTMENTS

For the year ended February 28, 1998, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,323,740,402 and $1,229,609,371, respectively. At February 28, 1998, the Trust held senior loans valued at $1,352,588,772 representing 98.9% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1998
--------------------------------------------------------------------------------

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                       Date of          Cost or
                                                                     Acquisition     Assigned Basis
                                                                     -----------     --------------
America's Favorite Chicken Co. -- Common                               11/05/92        $        1
Autotote Systems, Inc. -- Option                                       11/11/92                --
Autotote Systems, Inc. -- Warrant                                      11/11/92                --
Capital Tool & Design -- Warrants                                      07/26/96                --
Covenant Care, Inc. -- Warrants                                        12/22/95                --
Dan River, Inc. -- Common                                              09/15/91         1,217,260
KDI Corp. Units of Trust                                               09/19/95                --
Staff Leasing, Inc.                                                    09/01/95            61,100
                                                                                       ----------
Total restricted securities excluding senior loans (market value
 of $8,663,951 was 0.84% of net assets at February 28, 1998)                           $1,278,361
                                                                                       ==========

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim
America Group, Inc. ("PAG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 to $800 million; and 0.65% of the average daily net assets plus borrowings in excess of $800 million.

The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering (See Note 5) to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust has also entered into an Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1998
--------------------------------------------------------------------------------

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a four year revolving credit agreement to borrow up to $515 million from a syndicate of major banks maturing May 2, 2000. Borrowing rates under these agreements are based on a fixed spread over LIBOR or the federal funds rate. The Trust also pays an unused arrangement fee for any unborrowed amount amortized over 364 days and four years, respectively. The amount of borrowings outstanding at February 28, 1998, was $342.0 million at a weighted average interest rate of 6.0%, which represented 24.8% of net assets plus borrowings. Average borrowings for the year ended February 28, 1998, were $346,109,802 and the weighted average interest rate was 6.1%.

As of February 28, 1998, the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Classic Cable         $     3,352            Palace Stations          $3,350,212
Edward's Baking Co.       607,423            Papa Gino's, Inc.         3,178,808
Huntsman Corp.          2,430,923            Pathmark Stores           5,024,793
MAFCO Financial Corp.  10,000,000            The Presley Companies     2,000,000
Nextel Finance Co.      4,397,004            Viasystems                7,500,000
Outsourcing Solutions   1,668,677                                    -----------

                                                                     $40,161,192
                                                                     ===========

NOTE 5 -- RIGHTS OFFERINGS

On October 18, 1996, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the year ended February 28, 1998, the Trust received earnings credits of $12,242.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the year ended February 28, 1998, the Trust sold certain holdings in senior loans to an affiliated fund managed by the Manager at prices determined by the Manager to represent market prices. The proceeds and cost of such loans were $28,157,102 and $28,177,000, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1998
--------------------------------------------------------------------------------

NOTE 8 -- SUBSEQUENT EVENT

Subsequent to February 28, 1998, the Trust declared the following dividends from net investment income:

              Per Share Amount     Payable Date     Record Date
              ----------------     ------------     -----------
                  $0.0620            03/23/98         03/10/98
                  $0.0700            04/22/98         04/13/98


            Management's Additional Operating Information (Unaudited)
            ---------------------------------------------------------

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At the Annual Meeting of Trust Shareholders, held August 30, 1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions; (ii) subject to certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal. At a special meeting held May 2, 1996, Trust Shareholders approved an amendment to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions up to 33.33% of net assets including borrowings, primarily to acquire additional income producing investments.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Plan, please contact the Shareholder Servicing Agent at (800) 331-1080.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Pilgrim America Prime Rate Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim America Prime Rate Trust (the "Trust") as of February 28, 1998, and the related statements of operations and cash flows for the year then ended, and the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to March 1, 1995, the financial highlights were audited by other auditors whose report thereon dated March 16, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 1998, by examination and other procedures we considered necessary. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1998, 1997 and 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pilgrim America Prime Rate Trust as of February 28, 1998, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.




                                        KPMG PEAT MARWICK LLP



Los Angeles, California
April 10, 1998

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 28, 1998) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid during the fiscal year ended February 28, 1998:


                          Per Share
    Type of Dividend        Amount       Ex-Dividend Date     Payable Date
    ----------------      ---------      ----------------     ------------
    Ordinary Income       $  0.0630          03/06/97           03/20/97
                          $  0.0695          04/08/97           04/22/97
                          $  0.0685          05/08/97           05/22/97
                          $  0.0695          06/05/97           06/19/97
                          $  0.0695          07/08/97           07/22/97
                          $  0.0700          08/07/97           08/21/97
                          $  0.0695          09/04/97           09/18/97
                          $  0.0685          10/08/97           10/23/97
                          $  0.0695          11/06/97           11/20/97
                          $  0.0685          12/04/97           12/18/97
                          $  0.0988          12/19/97           01/13/98
                          $  0.0695          02/06/98           02/24/98
                          ---------
              Total       $  0.8543
                          =========

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Trust's dividend distributions that qualify under tax law. The percentage of the Trust's fiscal year 1998 net investment income dividends that qualify for the corporate dividends received deductions is 0%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust. In January 1998, you should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1997.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------


INVESTMENT MANAGER                      INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim America Investments, Inc.       Call Pilgrim America Prime Rate Trust
Two Renaissance Square                  1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, AZ85004-4424

SHAREHOLDER SERVICING AGENT             TRANSFER AGENT
Pilgrim America Group, Inc.             Investors Fiduciary Trust Company
Two Renaissance Square                  c/o DST Systems, Inc.
40 North Central Avenue                 P.O. Box 419368
Suite 1200                              Kansas City, Missouri 64141
Phoenix, AZ 85004-4424
1-800-331-1080

WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim America Prime Rate Trust Account Services
c/o  Pilgrim America Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona  85004-4424

TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-331-1080.

                             Pilgrim America Funds


                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                Pilgrim America
                              Bank and Thrift Fund

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund






                                Pilgrim America
                                     Funds

  "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.